SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
              (Date of earliest event reported): September 26, 2002

                           ARIAD PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                       0-21696                 22-3106987
        --------                       -------                 ----------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400

ITEM 5.    OTHER EVENTS

         On September 26, 2002, the Registrant publicly disseminated a press release announcing that it has initiated studies of one class of its lead anti-cancer drugs for use in a newly emerging medical technology - drug-delivery stents - to reduce reblockage of coronary arteries following coronary antioplasty and stenting.

         The information contained in the press release dated September 26, 2002 is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                  99.1  The Registrant's Press Release dated September 26, 2002.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ARIAD PHARMACEUTICALS, INC.



                                       By:
                                              ---------------------------------
                                              Edward M. Fitzgerald
                                              Senior Vice President and
                                                Chief Financial Officer


Date:    September 26, 2002

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

                                  EXHIBIT INDEX

Exhibit
Number  Description                                      Sequential Page Number
------- -----------                                      ----------------------

99.1    The Registrant's Press Release dated                       [4]
        September 26, 2002. "ARIAD Announces New Use of its Lead Anti-Cancer Drug Delivered in
        Coronary Stents for Treatment of Coronary
        Artery Disease"

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